EXHIBIT 99.8

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:     divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING DECEMBER 31, 2003

Below please find the summary of disbursements by debtor, as referenced in the December 31, 2003 letter:

Name of Debtor	Case No.	Dec-03 Disbursments
divine, inc.	03-11472	$1,061,365.67
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 1/12/2004		DEBTOR (S)-IN-POSSESSION
By:

/s/ James Boles
(Signature)
	Name & Title:	James Boles
(Print or type)
Liquidating CEO
	Address:	4225 Naperville Rd #400
Lisle, IL 60532
	Telephone No.:	(630) 799-7500

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

December 31, 2003

Breakout of December Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
ADP		Wire	12/5/03	76.00	76.00
ADP		Wire	12/26/03	68.00	68.00
ADP, Inc.	1031	Check	12/5/03	150.51	150.51
Amanda Russell	1035	Check	12/5/03	187.50	187.50
Amanda Russell	1045	Check	12/22/03	31.25	31.25
Brenda L. Cheuvront	1043	Check	12/22/03	1,912.50	1,912.50
Budget Rent-A-Car	1042	Check	12/22/03	15,000.00	15,000.00
Business Machine Agents, Inc.	1039	Check	12/10/03	149.50	149.50
Casas Benjamin & White		Wire	12/11/03	29,972.19	29,972.19
Casas Benjamin & White		Wire	12/23/03	7,461.64	7,461.64
CMD Realty Investment Fund LP	1030	Check	12/3/03	22,710.61	22,710.61
Daniel Zagajewski	1040	Check	12/11/03	300.00	300.00
Data Return, LLC	1032	Check	12/5/03	1,250.00	1,250.00
Data Return, LLC	1044	Check	12/22/03	1,500.00	1,500.00
Fat Wire		Wire	12/5/03	161,329.73	161,329.73
FedEx	1033	Check	12/5/03	576.92	576.92
Goodmans LLP		Wire	12/11/03	1,672.70	1,672.70
Jenner & Block		Wire	12/23/03	97,966.06	97,966.06
Jude Sullivan	1038	Check	12/5/03	25,000.00	25,000.00
LaSalle Trust		Wire	12/12/03	151.67	151.67
LaSalle Trust		Wire	12/15/03	2,075.47	2,075.47
LaSalle Trust		Wire	12/31/03	31.67	31.67
Latham and Watkins		Wire	12/11/03	21,342.65	21,342.65
Latham and Watkins		Wire	12/23/03	11,983.25	11,983.25
McDonald Investment		Wire	12/11/03	11,816.25	11,816.25
McDonald Investment		Wire	12/23/03	19,081.07	19,081.07
Mintz Levin		Wire	12/11/03	53,769.57	53,769.57
Mintz Levin		Wire	12/23/03	69,835.50	69,835.50
Office of the U.S. Trustee	1052	Check	12/23/03	8,000.00	8,000.00
Patricia Graff	1050	Check	12/22/03	62.72	62.72
Payroll 12/15/03		ACH	12/15/03	142,107.67	142,107.67
Payroll 12/31/03		ACH	12/30/03	11,882.42	11,882.42
Riley & Esher		Wire	12/11/03	3,947.87	3,947.87
Riley & Esher		Wire	12/23/03	24,263.50	24,263.50
SBC	1051	Check	12/23/03	6,237.03	6,237.03
Simon, Warner & Dolby L.L.P.		Wire	12/11/03	40,828.95	40,828.95
Simon, Warner & Dolby L.L.P.		Wire	12/23/03	114,156.30	114,156.30
Sprint Communications Co.	1046	Check	12/22/03	2,472.50	2,472.50
Sterling Corp.	1047	Check	12/22/03	615.00	615.00
Suburban Delivery, Inc.	1041	Check	12/17/03	40.00	40.00
Time Warner Telecom Holdings	1036	Check	12/5/03	33,589.28	33,589.28
Transwestern		Wire	12/11/03	9,750.00	9,750.00
Transwestern		Wire	12/23/03	9,835.58	9,835.58
Trumbull Group	1048	Check	12/22/03	8,205.10	8,205.10
William Blong	1037	Check	12/5/03	230.67	230.67
Woodway Associates		Wire	12/23/03	87,738.87	87,738.87
				1,061,365.67	1,061,365.67	—	—

			Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Cigna	23-Dec	25,662.33	25,662.33
Comm of Virginia	23-Dec	3,731.87	3,731.87
Comm of Virginia	23-Dec	37.60	37.60
Comm. Of Mass	23-Dec	265.29	265.29
G. Ingram	23-Dec	75.00	75.00
STA International	23-Dec	2,250.00	2,250.00
STA International	23-Dec	15.00	15.00
STA International	23-Dec	468.75	468.75
STA International	23-Dec	3,207.11	3,207.11
STA International	23-Dec	425.65	425.65
State of New York	23-Dec	8,146.97	8,146.97
State of Utah	23-Dec	500.00	500.00
		44,785.57	44,785.57	0.00	0.00